UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      APRIL 7, 2006
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                                UTIX Group, Inc.
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             (Exact Name of registrant as specified in its charter)


         Delaware                        0-24015                  75-2340624
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

           7 New England Executive Park, Suite 610                   01803
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          (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (781) 229-2589
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 13, 2006 (the "Effective Date"), we entered into a Purchase Agreement (the "Agreement") with Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Fund III, QP, L.P., Palisades Master Fund LP, SCG Capital, LLC, Tradewinds Fund Ltd., Little Wing LP, Gary Palmer and Richard Shanley (collectively, the "Investors"), pursuant to which we sold to the Investors an aggregate of (a) 1,093 shares of our Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), and (b) warrants ("Warrants") to purchase up to 68,312,500 shares of our common stock, $.001 par value ("Common Stock"), for a aggregate purchase price of $5,465,000.

         Pursuant to Section 2(b) of the Agreement, we granted Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., and Special Situations Fund III, QP, L.P. (the "SSF Investors") the right, allocable among the SSF Investors as they may determine in their sole discretion, exercisable at any time, and from time to time, in whole or in part, on or prior to the first anniversary of the closing date (the "Closing Date") of the offering contemplated thereby, to acquire up to $2,000,000 of additional shares of our Series A Preferred Stock and Warrants, on the same terms and conditions as those purchased by the Investors (the "SSF Option").

         Section 9.6 of the Agreement provides that the observance of any term of the Agreement may be waived (either generally, or in a particular instance, and either retroactively or prospectively), by our written consent, and the written consent of the Investors, and such waiver is binding upon us and each holder of any securities purchased under the Agreement.

         As of April 7, 2006, our Company and the Investors consented to waive the SSF Option, generally, permanently and retroactively to the Effective Date (the "Consent").

         A copy of the Consent is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits
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           10.1         Consent to Waive SSF Option


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   UTIX GROUP, INC.

Date:   APRIL 12, 2006                             By:  /s/ ANTHONY G. ROTH
      ------------------------------                  --------------------------
                                                            Anthony G. Roth
                                                            President and CEO



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

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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   10.1           Consent to Waive SSF Option






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